                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    --------

                                    FORM 8-K
                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                 April 30, 1999

                Date of Report (Date of earliest event recorded)

                                BB&T Corporation
             (Exact name of registrant as specified in its charter)

                        Commission file number : 1-10853

         North Carolina                                 56-0939887
    (State of Incorporation)                (I.R.S. Employer Identification No.)


     200 West Second Street
  Winston-Salem, North Carolina                           27101
(Address of Principal Executive Offices)                (Zip Code)



                                 (336) 733-2000
              (Registrant's Telephone Number, Including Area Code)

                                    --------

                           This Form 8-K has 81 pages.

Item 5. Other Events

         On March 5, 1999, BB&T Corporation completed its merger with MainStreet Financial Corporation ("MainStreet"), of Martinsville, Virginia. To consummate the transaction, MainStreet's shareholders received 1.18 shares of BB&T common stock in exchange for each share of MainStreet common stock held, resulting in the issuance of 16.8 million shares of BB&T common stock. The transaction was accounted for as a pooling-of-interests. Accordingly, the consolidated financial statements (including notes to consolidated financial statements), and supplemental financial information contained in BB&T's Annual Report on Form 10-K for the years ended December 31, 1998, 1997 and 1996, restated for the accounts of MainStreet, are included in this Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits

 Exhibit                    Description
 -------                    -----------
   11    Computation of Earnings Per Share.                                  Filed herewith as Note R. of the
                                                                             "Notes to Consolidated Financial
                                                                             Statements."

   23    Consent of Independent Public Accountants.                          Filed herewith on page 4.

   27    Financial Data Schedule.                                            Filed herewith as an exhibit to the
                                                                             electronically filed document as
                                                                             required.

  99.1   Report of Independent Public Accountants.                           Filed herewith on page 6.

  99.2   BB&T's restated audited financial statements and                    Filed herewith beginning on
         notes thereto, including the accounts of MainStreet.                page 7.

  99.3   BB&T's restated Securities Act Guide 3 statistical                  Filed herewith beginning on page 62.
         disclosures, including the accounts of MainStreet.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                BB&T CORPORATION
                                                  (Registrant)

                                       By:     /S/ SHERRY A. KELLETT
                                          ---------------------------

                                                  Sherry A. Kellett
                                  Senior Executive Vice President and Controller
                                             (Principal Accounting Officer)
Date:  April 30, 1999.